SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2007

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 24, 2007, Sigma-Aldrich issued a press release announcing its first quarter operating results for the period ended March 31, 2007. This press release is furnished as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On April 24, 2007, the Registrant issued a press release regarding the financial outlook for the fourth quarter ending March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued April 24, 2007 - SIGMA-ALDRICH (NASDAQ: SIAL) REPORTS 14.3% DILUTED EPS GAIN AND 11.9% SALES GROWTH IN Q1 2007. FULL YEAR DILUTED EPS FORECAST REAFFIRMED.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2007

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued April 24, 2007 - SIGMA-ALDRICH (NASDAQ: SIAL) REPORTS 14.3% DILUTED EPS GAIN AND 11.9% SALES GROWTH IN Q1 2007. FULL YEAR DILUTED EPS FORECAST REAFFIRMED.

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